UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

International Paper Company

(Name of Registrant as Specified in its Charter)

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[Transcript of September 11, 2024 Video Message from Andrew K. Silvernail, Chief Executive Officer, to employees of International Paper Company (the “Company” or “IP”), discussing the Company’s upcoming special meeting of shareholders to approve the issuance of new shares of common stock of IP, par value $1.00 per share, in connection with the pending acquisition of DS Smith Plc (the “Special Meeting”).]

A couple of updates. So on the DS Smith front, look, we’re moving fast. The deal is moving along. Coming up here in a number of weeks this fall, we’ll have a vote, a shareholder vote. Those of you who are shareowners of International Paper, you’re going to be asked to vote.

Obviously, all of us have the opportunity to vote.

Obviously me as a shareowner, I’m going to vote yes.

I am super excited about this transaction. Look, this gives us an opportunity to grow this business at an accelerated rate and really to help us become the true global leader in sustainable packaging. And that helps us fulfill our overall mission and within our values. And that’s a special place to be.

So you’re getting an opportunity to do that. The goal is a shareholder vote here a little bit later in the Fall and then to close the deal by the end of the year.

Again, really exciting place to be... a very exciting business.

I’m thrilled with it and you’ll get the opportunity to decide how you want to vote and how you want to support the organization.

[Form of Email to be sent to IP Shareholders in advance of the Special Meeting. The Form of Email may be sent on a recurring basis.]

Cast Your Vote to Approve IP’s Acquisition of DS Smith

On October 11, 2024, International Paper shareholders will be asked to consider and vote on a proposal to approve the issuance of shares of IP common stock representing the consideration in IP’s acquisition of DS Smith.

Management and the International Paper Board of Directors asks that you vote FOR the proposal.

Your vote is extremely important, no matter how large or small your holdings may be.

Why it matters:

By bringing together the capabilities and expertise of both companies, we believe we will create a winning position in renewable packaging across Europe, while also enhancing IP’s North American business. We expect this strategic combination to offer a unique and highly compelling opportunity to create tremendous shareholder value.

We are confident this combination will drive significant value for our employees, customers, and shareholders.

Your vote is extremely important, no matter how large or small your holdings may be.

Learn more here.

This email may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements can be identified by the use of forward-looking or conditional words such as “expects,” “anticipates,” “believes,” “estimates,” “could,” “should,” “can,” “forecast,” “intend,” “look,” “may,” “will,” “remain,” “confident,” “commit” and “plan” or similar expressions. These statements are not guarantees of future performance. These and other factors that could cause or contribute to actual results differing materially from such forward-looking statements can be found in our press releases and reports filed with the U.S. Securities and Exchange Commission. In addition, other risks and uncertainties not presently known to the Company or that we currently believe to be immaterial could affect the accuracy of any forward-looking statements. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

[Form of Email to be sent to IP Shareholders in advance of the Special Meeting. The Form of Email may be sent on a recurring basis.]

Reminder: Cast Your Vote to Approve IP’s Acquisition of DS Smith

On October 11, 2024, International Paper shareholders will be asked to consider and vote on a proposal to approve the issuance of shares of IP common stock representing the consideration in IP’s acquisition of DS Smith.

Management and the International Paper Board of Directors asks that you vote FOR the proposal.

Your vote is extremely important, no matter how large or small your holdings may be.

Why it matters:

We believe the combination offers a compelling strategic opportunity to:

•	Create a global leader in sustainable packaging solutions, focused on the attractive and growing North American and European regions.

•	Establish a differentiated corrugated packaging company with approximately 90% of revenue from sustainable fiber-based packaging.

•	Expand IP’s footprint and capabilities in the attractive European region.

•	Combine DS Smith’s extensive European sales of $9.4 billion in FY23 with IP’s European sales of $1.5 billion in FY23.

•	Enhance IP’s business in North America’s eastern region with the addition of DS Smith’s complementary box network.

We are confident this combination will drive significant value for our employees, customers, and shareholders.

Your vote is extremely important, no matter how large or small your holdings may be.

Learn more here.

This email may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements can be identified by the use of forward-looking or conditional words such as “expects,” “anticipates,” “believes,” “estimates,” “could,” “should,” “can,” “forecast,” “intend,” “look,” “may,” “will,” “remain,” “confident,” “commit” and “plan” or similar expressions. These statements are not guarantees of future performance. These and other factors that could cause or contribute to actual results differing materially from such forward-looking statements can be found in our press releases and reports filed with the U.S. Securities and Exchange Commission. In addition, other risks and uncertainties not presently known to the Company or that we currently believe to be immaterial could affect the accuracy of any forward-looking statements. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

[Form of Email to be sent to IP Shareholders in advance of the Special Meeting. The Form of Email may be sent on a recurring basis.]

Reminder: Cast Your Vote to Approve IP’s Acquisition of DS Smith

On October 11, 2024, International Paper shareholders will be asked to consider and vote on a proposal to approve the issuance of shares of IP common stock representing the consideration in IP’s acquisition of DS Smith.

Management and the International Paper Board of Directors asks that you vote FOR the proposal.

Your vote is extremely important, no matter how large or small your holdings may be.

Why it matters:

We believe the combination strengthens customer value proposition through enhanced offerings, innovation, and geographic reach by:

•	Enhancing ability to serve global customers with a highly complementary, quality portfolio and broader product offerings.

•	Increasing exposure to the attractive, fast-moving consumer goods and e-commerce segments.

•	Creating greater opportunity for cross-selling products and services across respective regional and global customers.

•	Combining market and commercial expertise, and innovation capabilities.

•	Generating revenue synergies primarily from incremental sales generated by DS Smith’s Innovation Network being extended to IP’s European customers.

We are confident this combination will drive significant value for our employees, customers, and shareholders.

Your vote is extremely important, no matter how large or small your holdings may be.

Learn more here.

This email may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements can be identified by the use of forward-looking or conditional words such as “expects,” “anticipates,” “believes,” “estimates,” “could,” “should,” “can,” “forecast,” “intend,” “look,” “may,” “will,” “remain,” “confident,” “commit” and “plan” or similar expressions. These statements are not guarantees of future performance. These and other factors that could cause or contribute to actual results differing materially from such forward-looking statements can be found in our press releases and reports filed with the U.S. Securities and Exchange Commission. In addition, other risks and uncertainties not presently known to the Company or that we currently believe to be immaterial could affect the accuracy of any forward-looking statements. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

[Form of Email to be sent to IP Shareholders in advance of the Special Meeting. The Form of Email may be sent on a recurring basis.]

VOTE TODAY: Cast Your Vote to Approve IP’s Acquisition of DS Smith

On October 11, 2024, International Paper shareholders will be asked to consider and vote on a proposal to approve the issuance of shares of IP common stock representing the consideration in IP’s acquisition of DS Smith.

Management and the International Paper Board of Directors asks that you vote FOR the proposal.

Your vote is extremely important, no matter how large or small your holdings may be.

TAKE ACTION

Why it matters:

We believe the combination of International Paper and DS Smith will:

•	Create significant shareholder value and a global leader in sustainable packaging solutions with a focus on attractive and growing North American and European regions

•	Strengthen customer value proposition through enhanced offerings, innovation and geographic reach

•	Achieve significant synergies of at least $514 Million

•	Be EPS accretive in Year One with a strong investment-grade balance sheet

•	Offer a shared commitment to sustainability and responsible growth

We are confident this combination will drive significant value for our employees, customers, and shareholders.

Your vote is extremely important, no matter how large or small your holdings may be. Vote today!

Learn more here.

This email may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements can be identified by the use of forward-looking or conditional words such as “expects,” “anticipates,” “believes,” “estimates,” “could,” “should,” “can,” “forecast,” “intend,” “look,” “may,” “will,” “remain,” “confident,” “commit” and “plan” or similar expressions. These statements are not guarantees of future performance. These and other factors that could cause or contribute to actual results differing materially from such forward-looking statements can be found in our press releases and reports filed with the U.S. Securities and Exchange Commission. In addition, other risks and uncertainties not presently known to the Company or that we currently believe to be immaterial could affect the accuracy of any forward-looking statements. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in these communications that are not historical in nature may be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements can be identified by the use of forward-looking or conditional words such as “expects,” “anticipates,” “believes,” “estimates,” “could,” “should,” “can,” “forecast,” “intend,” “look,” “may,” “will,” “remain,” “confident,” “commit” and “plan” or similar expressions. These statements are not guarantees of future performance and reflect management’s current views and speak only as to the dates the statements are made and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these statements. All statements, other than statements of historical fact, are forward-looking statements, including, but not limited to, statements regarding the anticipated financial results, economic conditions, industry trends, future prospects and the execution, consummation and anticipated benefits of corporate transactions or contemplated acquisitions, including the pending acquisition of DS Smith Plc (the “Combination”). Factors which could cause actual results to differ include but are not limited to: (i) our ability to consummate and achieve the benefits expected from, and other risks associated with, acquisitions, joint ventures, divestitures, spinoffs, capital investments and other corporate transactions, including, but not limited to, the Combination and our ability to integrate and implement our plans, forecasts, and other expectations with respect to the combined company; (ii) uncertainty as to whether or when the Combination may be completed, if at all; (iii) risks with respect to climate change and global, regional, and local weather conditions, as well as risks related to our targets and goals with respect to climate change and the emission of greenhouse gases (“GHG”) and other environmental, social and governance matters, including our ability to meet such targets and goals; (iv) loss contingencies and pending, threatened or future litigation, including with respect to environmental related matters; (v) the level of our indebtedness, risks associated with our variable rate debt, and changes in interest rates (including the impact of current elevated interest rate levels); (vi) the impact of global and domestic economic conditions and industry conditions, including with respect to current negative macroeconomic conditions, inflationary pressures and changes in the cost or availability of raw materials, energy sources and transportation sources, supply chain shortages and disruptions, competition we face, cyclicality and changes in consumer preferences, demand and pricing for our products, and conditions impacting the credit, capital and financial markets; (vii) risks arising from conducting business internationally, domestic and global geopolitical conditions, military conflict (including the Russia/Ukraine conflict, the conflict in the Middle East, the possible expansion of such conflicts, and the potential geopolitical and economic consequences associated therewith), changes in currency exchange rates, trade protectionist policies, downgrades in our credit ratings, and/or the credit ratings of banks issuing certain letters of credit, issued by recognized credit rating organizations; (viii) the amount of our future pension funding obligations, and pension and healthcare costs; (ix) the costs of compliance, or the failure to comply with, existing and new environmental (including with respect to climate change and GHG emissions), tax, labor and employment, privacy, anti-bribery and anti-corruption, and other U.S. and non-U.S. governmental laws and regulations; (x) any material disruption at any of our manufacturing facilities or other adverse impact on our operations due to severe weather, natural disasters, climate change or other causes; (xi) our ability to realize expected benefits and cost savings associated with restructuring initiatives; (xii) cybersecurity and information technology risks, including as a result of security breaches and cybersecurity incidents; (xiii) our exposure to claims under our agreements with Sylvamo Corporation; (xiv) our failure to realize the anticipated benefits of the spin-off of Sylvamo Corporation and the qualification of such spin-off as a tax-free transaction for U.S. federal income tax purposes; and (xv) our ability to attract and retain qualified personnel. These and other factors that could cause or contribute to actual results differing materially from such forward-looking statements can be found in our press releases and reports filed with the SEC. In addition, other risks and uncertainties not presently known to IP or that we currently believe to be immaterial could affect the accuracy of any forward-looking statements. IP undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

IP’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and its Quarterly Reports on Form 10-Q for the periods ended March 31, 2024, and June 30, 2024 contain additional information regarding forward-looking statements and other risk factors with respect to IP.

Additional Information

These communications may be deemed to be solicitation material in respect of the Combination, including the Share Issuance. In connection with the Share Issuance, IP will file a Definitive Proxy Statement with the SEC. To the extent IP effects the Combination as a scheme of arrangement under the laws of the United Kingdom, the Share Issuance does not require registration under the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), pursuant to an exemption provided by Section 3(a)(10) under the Securities Act. In the event that IP determines to conduct the Combination pursuant to an offer or otherwise in a manner that is not exempt from the registration requirements of the Securities Act, it will file a registration statement with the SEC containing a prospectus with respect to the Share Issuance. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE SCHEME DOCUMENT, AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT IP, THE COMBINATION, THE SHARE ISSUANCE, AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the Definitive Proxy Statement, the scheme document, and other documents filed by IP with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the Definitive Proxy Statement, the scheme document, and other documents filed by IP with the SEC at https://www.internationalpaper.com/investors.